UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

Arax Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185928	99-0376721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 N Gould St, Sheridan, WY 82801

Registrant’s telephone number, including area code: (206) 353-2474

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

On December 13, 2022 (the “Effective Date”), the Company and Core Business Holdings s.r.o., (CORE) entered into a Binding Letter of Intent and Deal Terms agreement, along with arTax Consult, s.r.o. (arTax), an entity who was appointed custodian of the software development IP with the instruction to transfer such software to a legal entity of all the software owners’ choice and to distribute ownership as agreed at the time of the completion of version 0.1 of the various software platforms. The Company will acquire 100% of the share capital of CORE in a share swap transaction representing a valuation €18,000,000 for the net asset value of the IP included in the CORE business.

Pursuant to the provisions in the Term Sheet, the Company will issue common stock for each share of CORE based on the closing price of the traded stocks of the Company with its ticker ARAT as of December 12, 2022 and a valuation of CORE at €18,000,000. The common shares issued for the swap, shall have a trade lock-up period of 12 months from the date of issue.

The Company shall commit to raising a minimum investment of €1,500,000 in working capital for continuing operations, with a maximum of €750,000 to be used for the extinguishment of certain bridge loan liabilities at the time of the closing.

The Company shall recruit executives to manage the business and administrative activities of Core Business Holdings. These individuals shall each enter into an employment agreement for executive-level roles with the subsidiary company for a term of not less than two years and receive reasonable compensation packages to include a competitive base salary.

The Company and Core will prepare definitive agreements to be executed on or before February 28 2023

The foregoing description of the Letter of Intent, and Deal Terms does not purport to be complete and are qualified in their entirety by reference to the full text of the Letter of Intent and Deal Terms, which are filed as Exhibits 99.1, , to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1*	BINDING LETTER OF INTENT AND DEAL TERMS

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Arax Holdings Corp.

By:	/s/ Christopher D. Strachan
Christopher D. Strachan Chief Financial Officer

Dated: December 13, 2022